UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2011

Washington Mutual, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington	1-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

925 FOURTH AVENUE, SUITE 2500 SEATTLE, WASHINGTON	98104
(Address of Principal Executive Offices)	(Zip Code)

(206) 432-8887
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On December 12, 2011, Washington Mutual, Inc. (“WMI” or the “Company”) announced that the Company and certain significant parties in the Company’s chapter 11 proceedings (including the Official Committee of Equity Security Holders (the “Equity Committee”)) have reached a settlement of the disputes among the Company and such parties.

In connection with the foregoing, and in accordance with chapter 11 of the United States Bankruptcy Code, on December 12, 2011, the Company and WMI Investment Corp. (together, the “Debtors”) filed the following with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”): (i) the Seventh Amended Joint Plan of Affiliated Debtors (as amended, modified or supplemented from time to time, the “Plan”), (ii) a related disclosure statement for the Plan (as amended, modified or supplemented from time to time, the “Disclosure Statement”), and (iii) a proposed form of Senior First Lien Notes Indenture (the “Indenture”) and a proposed form of Financing Agreement (the “Financing Agreement”), each as more fully described in the Plan and the Disclosure Statement.

As more fully described in the Disclosure Statement, the Plan largely mirrors the Company’s Modified Sixth Amended Joint Plan of Reorganization (the “Modified Sixth Plan”), and is premised upon and incorporates the terms of the Second Amended and Restated Global Settlement Agreement (as amended, modified or supplemented from time to time, the “GSA”) previously entered into by parties including the Company, JPMorgan Chase Bank, N.A., the Federal Deposit Insurance Corporation (both in its individual capacity and as receiver for Washington Mutual Bank, the “FDIC”).  The Bankruptcy Court previously determined that the GSA, and the transactions contemplated therein, are fair, reasonable and in the best interests of the Debtors’ estates.  The Modified Sixth Plan and the GSA were previously described on the Current Report on Form 8-K that was filed by WMI with the Securities and Exchange Commission on February 8, 2011, and both the Modified Sixth Plan and the GSA are attached thereto.

Under the terms of the proposed settlement announced on December 12, 2011, which remains subject to approval by the Bankruptcy Court, the parties have agreed to the following:

▪	Upon the effective date of the Plan, reorganized WMI’s assets will consist of its equity interests in WMI Investment Corp. and WM Mortgage Reinsurance Company, Inc. (“WMMRC”).

▪	The reorganized Company will be recapitalized with a $75 million contribution from certain creditors.

▪
In addition, subject to execution of definitive documentation, the parties generally referred to as the “Settlement Noteholders” have committed to provide exit financing in the form of a $125 million senior secured, multi-draw credit facility to fund working capital, general corporate purposes and eligible originations and acquisitions.

▪
The majority of the common equity in the reorganized Company will be distributed to the Company’s current preferred and common equity holders in accordance with the Plan and as described in the Disclosure Statement.  The reorganized Company’s board of directors will, initially, be composed of four members selected by the Equity Committee and one member selected by the lenders under the credit agreement.

▪
As in the Modified Sixth Plan, the Plan provides for the establishment of a liquidating trust (the “Liquidating Trust”) for the benefit of holders of allowed claims against the Debtors.  The Plan contemplates that the Liquidating Trust will be capitalized with an initial budget of between $50 and $60 million, a significant portion of which will be available to pursue litigation as described in the Plan.  Consistent with the opinion issued by the Bankruptcy Court in relation to the Modified Sixth Plan, the Plan incorporates modifications to resolve certain governance issues related to the Liquidating Trust, including the management and prosecution of certain claims and causes of action transferred to the Liquidating Trust by the Debtors.

WMI has requested, and the Bankruptcy Court has agreed, to schedule a hearing at 2:00 p.m. (EST) on January 11, 2012 to consider approval of the Disclosure Statement.  If the Disclosure Statement is approved, and the necessary votes are obtained, WMI intends to ask the Bankruptcy Court to schedule a hearing in mid-February to confirm the Plan.

The Plan, the Disclosure Statement, the Indenture and the Financing Agreement (collectively, the “Plan Documents”) are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4 respectively and are incorporated herein by reference.  The Plan Documents are also available electronically on the internet website of the Debtors’ claims agent, Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/; however, the information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Current Report on Form 8-K.

A copy of the press release issued by WMI on December 12, 2011, regarding the foregoing is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial and Operating Data

The Disclosure Statement contains certain projections of financial performance.  The Debtors do not, as a matter of course, publish their business plans, budgets or strategies, or make external projections or forecasts of their anticipated financial position or results of operations.  The Company has furnished the Disclosure Statement as an exhibit hereto because such Disclosure Statement has been filed with the Bankruptcy Court in connection with the chapter 11 cases.  The Debtors recommend that its stakeholders refer to the limitations and qualifications included in the Plan and the Disclosure Statement, as applicable, with respect to the information contained therein.  In addition, the Company notes that all information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, as a result of the actions of third parties or otherwise.

This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

The Current Report on Form 8-K and the exhibits hereto contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. Some of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2007 under “Factors that May Affect Future Results.” These risks include, among other factors, changes in business, economic and market conditions, changes in government regulation, and changes in the competitive environment in which the Company operates. Other risks that the Company faces include, but are not limited to, the following: (i) the Company’s ability to obtain Court approval with respect to motions in the Debtors’ chapter 11 proceedings prosecuted by the Debtors from time to time; (ii) risks associated with third parties seeking and obtaining Court approval to convert the Debtors’ chapter 11 cases to cases under chapter 7 of the bankruptcy code; (iii) risks associated with litigation and other claims that involve the Company; and (iv) the potential adverse impact of the Debtors’ chapter 11 cases on the Debtors’ liquidity or results of operations. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the Company files from time to time with the Securities and Exchange Commission, particularly its Current Reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Seventh Amended Joint Plan of Affiliated Debtors, filed with the Bankruptcy Court on December 12, 2011.
99.2	Disclosure Statement for the Seventh Amended Joint Plan of Affiliated Debtors, filed with the Bankruptcy Court on December 12, 2011.
99.3	Proposed form of Senior First Lien Notes Indenture, filed with the Bankruptcy Court on December 12, 2011.
99.4	Proposed form of Financing Agreement, filed with the Bankruptcy Court on December 12, 2011.
99.5	Press Release, dated December 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC. (Registrant)

Date: December 15, 2011	By:	/s/ John Maciel
John Maciel Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Seventh Amended Joint Plan of Affiliated Debtors, filed with the Bankruptcy Court on December 12, 2011.
99.2	Disclosure Statement for the Seventh Amended Joint Plan of Affiliated Debtors, filed with the Bankruptcy Court on December 12, 2011.
99.3	Proposed form of Senior First Lien Notes Indenture, filed with the Bankruptcy Court on December 12, 2011.
99.4	Proposed form of Financing Agreement, filed with the Bankruptcy Court on December 12, 2011.
99.5	Press Release, dated December 12, 2011.